EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of HKN, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission, I, Sarah B. Gasch, Executive Vice President and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sarah B. Gasch

Sarah B. Gasch

Executive Vice President and

Chief Financial Officer

March 6, 2014

A signed original of this written statement required by Section 906 has been provided to HKN, Inc. and will be retained by HKN, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.